EXHIBIT 10.12

ASSIGNMENT OF LAND CONTRACT

WHEREAS, TWIN VEE POWERCATS CO., and CBL, LLC entered into that certain Contract for Sale and Purchase dated October 7, 2021 (the “Contract”), for the purchase of the property located at 6105 St. Lucie Blvd, Ft. Pierce, FL (the “Property”);

WHEREAS, Paragraph 7 of the Contract states that TWIN VEE POWERCATS CO. may assign the Contract; and

WHEREAS, TWIN VEE POWERCATS CO. desires to assign the Contract to its wholly owned subsidiary FORZA X1, INC and FORZA X1, INC. desires to accept such assignment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, TWIN VEE POWERCATS CO. hereby assigns and transfers the Contract and all of its rights and obligations under the Contract to FORZA X1, INC.

Dated: March 15, 2022

TWIN VEE POWERCATS CO. (“Assignor”)

By:	/s/ Joseph Visconti
JOSEPH VISCONTI, PRESIDENT and CEO

ACCEPTED:

FORZA X1, INC., a Delaware corporation (“Assignee”)

By:	/s/ Jim Leffew
JIM LEFFEW, PRESIDENT